UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2018

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 1, 2018, the Board of Directors of Oxford Immunotec Global PLC (the “Company”) appointed Mark Klausner to serve as a member of the Board of Directors. Concurrent with his appointment as a director, Mr. Klausner was appointed to the Audit Committee and Nominating Committee of the Board of Directors. There are no arrangements or understandings between Mr. Klausner and any other person pursuant to which Mr. Klausner was appointed to serve on the Board of Directors. Mr. Klausner has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Klausner will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-executive directors, which is summarized under “Director Remuneration and Attendance” in the Company’s proxy statement, as filed with the Securities and Exchange Commission on April 25, 2017.

In accordance with the Company’s customary practice, the Company entered into a non-executive director letter of appointment with Mr. Klausner, which sets forth the main terms on which he will serve on the Board of Directors. The Company has also entered into a deed of indemnity with Mr. Klausner pursuant to which the Company will indemnify him to the fullest extent permissible under English law against liabilities arising out of, or in connection with, his status or service as a director of the Company.

Item 7.01 Regulation FD Disclosure

Director Appointment

The Company issued a press release on March 1, 2018, announcing the appointment of Mr. Klausner to the Board of Directors. The press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated March 1, 2018, “Oxford Immunotec Announces Appointment of Mark Klausner to the Board of Directors”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2018

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Elizabeth M. Keiley
Elizabeth M. Keiley
SVP and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated March 1, 2018, “Oxford Immunotec Announces Appointment of Mark Klausner to the Board of Directors”